Exhibit 99.2

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HOMESTEAD ROAD N

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HIBBETT SPORTS

TROPICAL SMOOTHIE CAFE

EXTRA LOW PRICES
FOOD LION
DELI BAKERY

Supplemental Operating and Financial Data
for the three months ended March 31, 2017

Forward-Looking Statements

This document contains forward-looking statements that are based on current expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks include, without limitation: adverse economic or real estate developments in the retail industry or the markets in which Wheeler Real Estate Investment Trust, Inc. operates; defaults on or non-renewal of leases by tenants; increased interest rates and operating costs; decreased rental rates or increased vacancy rates; Wheeler Real Estate Investment Trust, Inc.'s failure to obtain necessary outside financing on favorable terms or at all; changes in the availability of additional acquisition opportunities; Wheeler Real Estate Investment Trust, Inc.'s inability to successfully complete real estate acquisitions or successfully operate acquired properties and Wheeler Real Estate Investment Trust, Inc.'s failure to qualify or maintain its status as a REIT. For a further list and description of such risks and uncertainties that could impact Wheeler Real Estate Investment Trust, Inc.'s future results, performance or transactions, see the reports filed by Wheeler Real Estate Investment Trust, Inc. with the Securities and Exchange Commission, including its quarterly reports on Form 10-Q and annual reports on Form 10-K. Wheeler Real Estate Investment Trust, Inc. disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	2

Company Overview
Headquartered in Virginia Beach, VA, Wheeler Real Estate Investment Trust, Inc. is a fully-integrated, self-managed commercial real estate investment company focused on acquiring and managing income-producing retail properties with a primary focus on grocery-anchored centers. Wheeler’s portfolio contains well-located, potentially dominant retail properties in secondary and tertiary markets that generate attractive, risk-adjusted returns, with a particular emphasis on grocery-anchored retail centers. Wheeler’s common stock, Series B convertible preferred stock, Series D cumulative convertible preferred stock and common stock warrants trade publicly on the Nasdaq under the symbols “WHLR”, “WHLRP”, "WHLRD" and “WHLRW”, respectively.

Corporate Headquarters
Wheeler Real Estate Investment Trust, Inc.
Riversedge North
2529 Virginia Beach Boulevard Virginia Beach, VA 23452
Phone: (757) 627-9088 Toll Free: (866) 203-4864
Email: info@whlr.us
Website: www.whlr.us

Executive Management
Jon S. Wheeler - Chairman & CEO
Wilkes J. Graham - CFO
Matthew T. Reddy - CAO
Robin A. Hanisch - Secretary
David Kelly - CIO
M. Andrew Franklin - Senior VP of Operations

Board of Directors
Jon S. Wheeler, Chairman	William W. King
Stewart J. Brown	Carl B. McGowan, Jr.
Kurt R. Harrington	John P. McAuliffe
David Kelly	Jeffrey M. Zwerdling
John W. Sweet

Investor Relations Contact	Transfer Agent and Registrar
Laura Nguyen Director of Investor Relations 2529 Virginia Beach Boulevard Virginia Beach, VA 23452 Phone: (757) 627-9088 www.whlr.us	Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 www.computershare.com

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	3

Financial and Portfolio Overview
For the Three Months Ended March 31, 2017 (Unaudited)

Financial Results
Net loss attributable to Wheeler REIT common shareholders (in thousands)	$(3,602)
Net loss per basic and diluted share	$(0.42)
Funds from operations available to common shareholders and Operating Partnership (OP) unitholders (FFO) (in thousands) (1)	$1,439
FFO per common share and OP unit	$0.15
Adjusted FFO (AFFO) (in thousands) (1)	$2,850
AFFO per common share and OP unit	$0.31

Assets
Investment Properties, net (less accumulated depreciation and amortization) (in thousands)	$386,704
Total Assets (in thousands)	$481,543
Debt to Total Assets	65.00%
Debt to Gross Asset Value	62.20%

Market Capitalization
Common shares outstanding	8,588,470
OP units outstanding	761,888
Total common shares and OP units	9,350,358
Range of Common Stock prices for the first quarter 2017 (2)	$13.28-$14.64
Common Stock price at first quarter end (2)	$13.84
Total number of Series B preferred shares	1,871,244
Range of Series B preferred prices for the first quarter 2017	$22.13-$24.89
Series B preferred price at first quarter end	$23.86
Total number of Series D preferred shares	2,237,000
Range of Series D preferred prices for the first quarter 2017	$23.12-$26.10
Series D preferred price at first quarter end	$26.01
Total debt (in thousands)	$312,993
Common Stock market capitalization (as of March 31, 2017 closing stock price, in thousands)	$118,864

Portfolio Summary
Total Leasable Area (GLA) in sq. ft.	4,906,511
Occupancy Rate	93.0%
Leased Rate (3)	94.2%
Annualized Base Rent (in thousands)	$43,591
Total number of leases signed or renewed during the first quarter of 2017	33
Total sq. ft. leases signed or renewed during the first quarter of 2017	179,121
(1)    See page 16 for the Company's definition of this non-GAAP measurement and reasons for using it.
(2)    Common Stock prices have been retroactively adjusted for the one-for-eight reverse stock split.
(3)    Reflects leases executed through April 7, 2017 that commence subsequent to the end of current period.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	4

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets

	March 31, 2017	December 31, 2016
	(in thousands)
	(unaudited)
ASSETS:
Investment properties, net	$386,704	$388,880
Cash and cash equivalents	4,664	4,863
Restricted cash	9,324	9,652
Rents and other tenant receivables, net	3,370	3,984
Related party receivable	1,566	1,456
Notes receivable	12,000	12,000
Goodwill	5,486	5,486
Assets held for sale	—	366
Above market lease intangible, net	11,976	12,962
Deferred costs and other assets, net	46,453	49,397
Total Assets	$481,543	$489,046
LIABILITIES:
Loans payable, net	305,893	305,973
Liabilities associated with assets held for sale	—	1,350
Below market lease intangible, net	11,886	12,680
Accounts payable, accrued expenses and other liabilities	12,274	11,321
Total Liabilities	$330,053	$331,324
Commitments and contingencies
Series D Cumulative Convertible Preferred Stock (no par value, 4,000,000 shares authorized, 2,237,000 shares issued and outstanding; $55.93 million aggregate liquidation preference)	52,686	52,530
EQUITY:
Series A Preferred Stock (no par value, 4,500 shares authorized, 562 shares issued and outstanding)	453	453
Series B Convertible Preferred Stock (no par value, 5,000,000 authorized, 1,871,244 shares issued and outstanding; $46.78 million aggregate liquidation preference)	40,754	40,733
Common Stock ($0.01 par value, 18,750,000 shares authorized, 8,588,470 and 8,503,819 shares issued and outstanding, respectively)	86	85
Additional paid-in capital	225,104	223,939
Accumulated deficit	(177,576)	(170,377)
Total Shareholders’ Equity	88,821	94,833
Noncontrolling interests	9,983	10,359
Total Equity	98,804	105,192
Total Liabilities and Equity	$481,543	$489,046

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	5

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations

	Three Months Ended March 31,
	(unaudited, in thousands)
	2017	2016
TOTAL REVENUES	$14,322	$9,138
OPERATING EXPENSES:
Property operations	3,994	2,675
Non-REIT management and leasing services	271	377
Depreciation and amortization	6,400	4,880
Provision for credit losses	252	88
Corporate general & administrative	2,232	2,282
Total Operating Expenses	13,149	10,302
Operating Income (Loss)	1,173	(1,164)
Interest income	356	1
Interest expense	(4,177)	(2,420)
Net Loss from Continuing Operations Before Income Taxes	(2,648)	(3,583)
Income tax expense	(41)	—
Net Loss from Continuing Operations	(2,689)	(3,583)
Discontinued Operations
Income from discontinued operations	16	21
Gain on disposal of properties	1,513	—
Net Income from Discontinued Operations	1,529	21
Net Loss	(1,160)	(3,562)
Less: Net loss attributable to noncontrolling interests	(41)	(333)
Net Loss Attributable to Wheeler REIT	(1,119)	(3,229)
Preferred stock dividends	(2,483)	(511)
Net Loss Attributable to Wheeler REIT Common Shareholders	$(3,602)	$(3,740)

Loss per share from continuing operations (basic and diluted)	$(0.59)	$(0.45)
Income per share from discontinued operations	0.17	—
	$(0.42)	$(0.45)
Weighted-average number of shares:
Basic and Diluted	8,554,304	8,284,116

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	6

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (1)

FFO and AFFO	Three Months Ended March 31,
	2017	2016
	(unaudited, in thousands)
Net loss	$(1,160)	$(3,562)
Depreciation and amortization of real estate assets	6,400	4,880
Gain on sale of discontinued operations	(1,513)	—
FFO	3,727	1,318
Preferred stock dividends	(2,483)	(511)
Preferred stock accretion adjustments	195	89
FFO available to common shareholders and common unitholders	1,439	896
Acquisition costs	260	413
Capital related costs	220	62
Other non-recurring and non-cash expenses (2)	107	237
Share-based compensation	377	150
Straight-line rent	(185)	(7)
Loan cost amortization	763	190
Accrued interest income	(118)	—
Above (below) market lease amortization	193	72
Recurring capital expenditures and tenant improvement reserves	(206)	(139)
AFFO	$2,850	$1,874

Weighted Average Common Shares	8,554,304	8,284,116
Weighted Average Common Units	761,954	587,906
Total Common Shares and Units	9,316,258	8,872,022
FFO per Common Share and Common Units	$0.15	$0.10
AFFO per Common Share and Common Units	$0.31	$0.21

(1)	See page 16 for the Company's definition of this non-GAAP measurement and reasons for using it.

(2)
Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Quarterly Report on Form 10-Q for the period ended March 31, 2017.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	7

Wheeler Real Estate Investment Trust, Inc. and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Property Net Operating Income	Three Months Ended March 31,
	2017	2016
	(unaudited, in thousands)
Property Revenues	$13,909	$8,730
Property Expenses	3,994	2,675
Property Net Operating Income	9,915	6,055
Asset Management and Commission Revenue	277	408
Other non-property income	136	—
Other Income	413	408
Non-REIT management and leasing services	271	377
Depreciation and amortization	6,400	4,880
Provision for credit losses	252	88
Corporate general & administrative	2,232	2,282
Total Other Operating Expenses	9,155	7,627
Interest income	356	1
Interest expense	(4,177)	(2,420)
Net Loss from Continuing Operations Before Income Taxes	(2,648)	(3,583)
Income tax expense	(41)	—
Net Loss from Continuing Operations	(2,689)	(3,583)
Discontinued Operations
Income from operations	16	21
Gain on disposal of properties	1,513	—
Net Income from Discontinued Operations	1,529	21
Net Loss	$(1,160)	$(3,562)

EBITDA		Three Months Ended March 31,
		2017	2016
		(unaudited, in thousands)
Net Loss		$(1,160)	$(3,562)
Add back:	Depreciation and amortization (1)	6,593	4,952
	Interest Expense (2)	4,186	2,442
	Income taxes	41	—
EBITDA		9,660	3,832
Adjustments for items affecting comparability:
	Acquisition costs	260	413
	Capital related costs	220	62
	Other non-recurring expenses (3)	107	237
	Gain on disposal of properties	(1,513)	—
Adjusted EBITDA		$8,734	$4,544

(1)	Includes above (below) market lease amortization.

(2)	Includes loan cost amortization and amounts associated with assets held for sale.

(3)
Other non-recurring expenses are detailed in "Management's Discussion and Analysis of Financial Condition and Results of Operations" included in our Quarterly Report on Form 10-Q for the period ended March 31, 2017.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	8

Debt Summary as of March 31, 2017 (unaudited)
Loans Payable: $312.99 million
Weighted Average Interest Rate: 4.40%
Total Debt to Total Assets: 65.0%

Property/Description	Monthly Payment	Interest Rate	Maturity	March 31, 2017	December 31, 2016
				(in thousands)
				(unaudited)
Revere Loan	Interest only	8.00%	April 2017	$7,450	$7,450
Walnut Hill Plaza	$24,273	5.50%	July 2017	3,414	3,440
Bank Line of Credit	Interest only	4.25%	September 2017	3,000	3,000
Columbia Fire Station	Interest only	8.00%	December 2017	497	487
Monarch Bank Building	$9,473	4.15%	December 2017	1,305	1,320
Shoppes at Eagle Harbor	$25,100	4.34%	March 2018	3,455	3,492
KeyBank Line of Credit	Interest only	Libor + 250 basis points	May 2018	68,032	74,077
Lumber River	Interest only	Libor + 295 basis points	June 2018	1,500	1,500
Senior convertible notes	Interest only	9.00%	December 2018	1,369	1,400
Harbor Point	$11,024	5.85%	December 2018	626	649
Riversedge North	$8,802	6.00%	January 2019	901	914
DF I-Moyock	$10,665	5.00%	July 2019	281	309
Rivergate	Interest only	Libor + 295 basis points	December 2019	24,213	24,213
LaGrange Marketplace	$15,065	Libor + 375 basis points	March 2020	2,357	2,369
Folly Road	Interest only	4.00%	March 2020	6,181	—
Shoppes at TJ Maxx	$33,880	3.88%	May 2020	5,863	5,908
Twin City Commons	$17,827	4.86%	January 2023	3,155	3,170
Tampa Festival	$50,797	5.56%	September 2023	8,468	8,502
Forrest Gallery	$50,973	5.40%	September 2023	8,768	8,802
South Carolina Food Lions Note	$68,320	5.25%	January 2024	12,180	12,224
Cypress Shopping Center	$34,360	4.70%	July 2024	6,559	6,585
Port Crossing	$34,788	4.84%	August 2024	6,343	6,370
Freeway Junction	$31,265	4.60%	September 2024	8,087	8,119
Harrodsburg Marketplace	$19,112	4.55%	September 2024	3,601	3,617
Graystone Crossing	$15,672	4.55%	October 2024	3,973	3,990
Bryan Station	$17,421	4.52%	November 2024	4,600	4,619
Crockett Square	Interest only	4.47%	December 2024	6,338	6,338
Pierpont Centre	Interest only	4.15%	February 2025	8,113	9,800
Alex City Marketplace	Interest only	3.95%	April 2025	5,750	5,750
Butler Square	Interest only	3.90%	May 2025	5,640	5,640
Brook Run Shopping Center	Interest only	4.08%	June 2025	10,950	10,950
Beaver Ruin Village I and II	Interest only	4.73%	July 2025	9,400	9,400
Sunshine Shopping Plaza	Interest only	4.57%	August 2025	5,900	5,900
Barnett Portfolio	Interest only	4.30%	September 2025	8,770	8,770
Fort Howard Shopping Center	Interest only	4.57%	October 2025	7,100	7,100
Conyers Crossing	Interest only	4.67%	October 2025	5,960	5,960
Grove Park Shopping Center	Interest only	4.52%	October 2025	3,800	3,800
Parkway Plaza	Interest only	4.57%	October 2025	3,500	3,500
Winslow Plaza	Interest only	4.82%	December 2025	4,620	4,620
Chesapeake Square	$23,857	4.70%	August 2026	4,559	4,578
Perimeter Square	Interest only	4.06%	August 2026	4,500	4,500
Sangaree/Tri-County/Berkley	Interest only	4.78%	December 2026	9,400	9,400
Riverbridge	Interest only	4.48%	December 2026	4,000	4,000
Franklin	Interest only	4.93%	January 2027	8,515	8,516
Total Principal Balance				312,993	315,048
Unamortized debt issuance cost				(7,100)	(7,725)
Total Loans Payable (1)				$305,893	$307,323
(1) Includes debt associated with assets held for sale.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	9

Debt Summary (continued)

Total Debt:

Scheduled principal repayments and maturities by year	Amount for the Twelve Month Periods Ending March 31,	% Total Maturities
	(in thousands)
2018	$20,804	6.65%
2019	74,141	23.69%
2020	33,770	10.79%
2021	6,952	2.22%
2022	1,776	0.57%
Thereafter	175,550	56.08%
Total principal maturities	$312,993	100.00%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	10

Portfolio Summary as of March 31, 2017 (unaudited)

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Percentage Occupied	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Alex City Marketplace	Alexander City, AL	18	147,791	99.2%	99.2%	146,591	$1,092,037	$7.45
Amscot Building (3)	Tampa, FL	1	2,500	100.0%	100.0%	2,500	115,849	46.34
Beaver Ruin Village	Lilburn, GA	28	74,038	89.1%	89.1%	65,989	1,053,781	15.97
Beaver Ruin Village II	Lilburn, GA	4	34,925	100.0%	100.0%	34,925	413,202	11.83
Berkley (4)	Norfolk, VA	—	—	—%	—%	—	—	—
Berkley Shopping Center	Norfolk, VA	11	47,945	94.2%	94.2%	45,140	361,406	8.01
Brook Run Shopping Center	Richmond, VA	19	147,738	92.3%	92.3%	136,327	1,478,757	10.85
Brook Run Properties (4)	Richmond, VA	—	—	—%	—%	—	—	—
Bryan Station	Lexington, KY	9	54,397	100.0%	92.7%	50,397	520,398	10.33
Butler Square	Mauldin, SC	16	82,400	100.0%	96.3%	79,350	767,190	9.67
Cardinal Plaza	Henderson, NC	7	50,000	94.0%	94.0%	47,000	446,600	9.50
Carolina Place (4)	Onley, VA	—	—	—%	—%	—	—	—
Chesapeake Square	Onley, VA	13	99,848	89.0%	89.0%	88,814	685,846	7.72
Clover Plaza	Clover, SC	9	45,575	100.0%	100.0%	45,575	350,787	7.70
Columbia Fire Station (6)	Columbia, SC	—	—	—%	—%	—	—	—
Conyers Crossing	Conyers, GA	14	170,475	99.4%	99.4%	169,425	942,508	5.56
Courtland Commons (4)	Courtland, VA	—	—	—%	—%	—	—	—
Crockett Square	Morristown, TN	3	107,122	92.5%	92.5%	99,122	812,322	8.20
Cypress Shopping Center	Boiling Springs, SC	18	80,435	100.0%	96.5%	77,635	824,586	10.62
Darien Shopping Center	Darien, GA	1	26,001	100.0%	100.0%	26,001	208,008	8.00
Devine Street	Columbia, SC	2	38,464	100.0%	100.0%	38,464	549,668	14.29
Edenton Commons (4)	Edenton, NC	—	—	—%	—%	—	—	—
Folly Road	Charleston, SC	5	47,794	100.0%	100.0%	47,794	720,863	15.08
Forrest Gallery	Tullahoma, TN	28	214,451	94.8%	83.2%	178,436	1,158,540	6.49
Fort Howard Shopping Center	Rincon, GA	17	113,652	96.0%	96.0%	109,152	908,639	8.32
Franklin Village	Kittanning, PA	29	151,673	100.0%	100.0%	151,673	1,145,029	7.55
Franklinton Square	Franklinton, NC	14	65,366	93.0%	90.7%	59,300	538,622	9.08
Freeway Junction	Stockbridge, GA	14	156,834	94.6%	94.6%	148,424	1,070,923	7.22
Georgetown	Georgetown, SC	2	29,572	100.0%	100.0%	29,572	267,215	9.04
Graystone Crossing	Tega Cay, SC	11	21,997	100.0%	100.0%	21,997	527,396	23.98
Grove Park	Orangeburg, SC	15	106,557	87.8%	87.8%	93,579	663,784	7.09
Harbor Point (4)	Grove, OK	—	—	—%	—%	—	—	—
Harrodsburg Marketplace	Harrodsburg, KY	9	60,048	100.0%	100.0%	60,048	427,540	7.12
Jenks Plaza	Jenks, OK	4	7,800	66.7%	66.7%	5,200	100,663	19.36
Laburnum Square	Richmond, VA	22	109,405	100.0%	100.0%	109,405	928,017	8.48
Ladson Crossing	Ladson, SC	14	52,607	95.4%	92.6%	48,707	711,765	14.61
LaGrange Marketplace	LaGrange, GA	14	76,594	98.0%	98.0%	75,094	425,485	5.67
Lake Greenwood Crossing	Greenwood, SC	6	47,546	87.4%	87.4%	41,546	408,841	9.84
Lake Murray	Lexington, SC	5	39,218	100.0%	100.0%	39,218	349,510	8.91
Laskin Road (4)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Litchfield Market Village	Pawleys Island, SC	18	86,740	85.2%	85.2%	73,863	1,063,340	14.40
Lumber River Village	Lumberton, NC	11	66,781	100.0%	100.0%	66,781	513,406	7.69
Monarch Bank	Virginia Beach, VA	1	3,620	100.0%	100.0%	3,620	265,796	73.42
Moncks Corner	Moncks Corner, SC	1	26,800	100.0%	100.0%	26,800	323,451	12.07
Nashville Commons	Nashville, NC	12	56,100	99.9%	99.9%	56,050	582,352	10.39
New Market Crossing	Mt. Airy, NC	11	116,976	93.4%	93.4%	109,268	917,717	8.40
Parkway Plaza	Brunswick, GA	5	52,365	96.9%	96.9%	50,765	536,869	10.58
Perimeter Square	Tulsa, OK	8	58,277	85.2%	51.8%	30,162	367,841	12.20
Pierpont Centre	Morgantown, WV	18	122,259	90.9%	90.9%	111,162	1,312,418	11.81
Port Crossing	Harrisonburg, VA	9	65,365	97.9%	97.9%	64,000	800,718	12.51
Ridgeland	Ridgeland, SC	1	20,029	100.0%	100.0%	20,029	140,203	7.00
Riverbridge Shopping Center	Carrollton, GA	11	91,188	98.5%	98.5%	89,788	663,789	7.39
Riversedge North (5)	Virginia Beach, VA	—	—	—%	—%	—	—	—
Rivergate Shopping Center	Macon, GA	32	205,810	97.6%	96.8%	199,277	2,922,006	14.66
Sangaree Plaza	Summerville, SC	9	66,948	100.0%	100.0%	66,948	561,160	8.38

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	11

Property	Location	Number of Tenants (1)	Total Leasable Square Feet	Percentage Leased (1)	Occupied Square Foot Percentage	Total SF Occupied	Annualized Base Rent (2)	Annualized Base Rent per Occupied Sq. Foot
Shoppes at Myrtle Park	Bluffton, SC	12	56,380	100.0%	100.0%	56,380	$914,868	$16.23
Shoppes at TJ Maxx	Richmond, VA	18	93,624	100.0%	100.0%	93,624	1,131,352	12.08
South Lake	Lexington, SC	10	44,318	100.0%	100.0%	44,318	401,601	9.06
South Park	Mullins, SC	2	60,734	71.2%	71.2%	43,218	491,245	11.37
South Square	Lancaster, SC	5	44,350	89.9%	89.9%	39,850	321,742	8.07
St. George Plaza	St. George, SC	3	59,279	62.0%	62.0%	36,768	273,186	7.43
St. Matthews	St. Matthews, SC	5	29,015	87.2%	87.2%	25,314	307,382	12.14
Sunshine Plaza	Lehigh Acres, FL	20	111,189	92.8%	92.8%	103,133	924,180	8.96
Surrey Plaza	Hawkinsville, GA	5	42,680	100.0%	100.0%	42,680	261,495	6.13
Tampa Festival	Tampa, FL	18	137,987	94.0%	94.0%	129,687	1,160,624	8.95
The Shoppes at Eagle Harbor	Carrollton, VA	6	23,303	94.1%	94.1%	21,917	434,113	19.81
Tri-County Plaza	Royston, GA	7	67,577	90.5%	90.5%	61,177	440,787	7.21
Tulls Creek (4)	Moyock, NC	—	—	—%	—%	—	—	—
Twin City Commons	Batesburg-Leesville, SC	5	47,680	100.0%	100.0%	47,680	453,763	9.52
Village of Martinsville	Martinsville, VA	18	297,950	96.1%	96.1%	286,431	2,235,444	7.80
Walnut Hill Plaza	Petersburg, VA	8	87,239	65.0%	65.0%	56,737	446,519	7.87
Waterway Plaza	Little River, SC	10	49,750	100.0%	100.0%	49,750	478,318	9.61
Westland Square	West Columbia, SC	9	62,735	77.0%	77.0%	48,290	443,336	9.18
Winslow Plaza	Sicklerville, NJ	14	40,695	87.0%	87.0%	35,400	523,908	14.80
Total Portfolio		704	4,906,511	94.2%	93.0%	4,563,267	$43,590,706	$9.55

(1) Reflects leases executed through April 7, 2017 that commence subsequent to the end of the current period.
(2) Annualized based rent per occupied square foot, assumes base rent as of the end of the current reporting period, excludes the impact of tenant concessions.
(3) We own the Amscot building, but we do not own the land underneath the buildings and instead lease the land pursuant to ground leases with parties that are affiliates of Jon Wheeler. As discussed in the financial statements, these ground leases require us to make annual rental payments and contain escalation clauses and renewal options.
(4) This information is not available because the property is undeveloped.
(5) This property is our corporate headquarters that we 100% occupy.
(6) This information is not available because the property is a redevelopment property.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	12

Top Ten Tenants by Annualized Base Rent as of March 31, 2017 (unaudited)

Total Tenants : 704

Tenants	Annualized Base Rent ($ in 000s)	% of Total Annualized Base Rent	Total Occupied Square Feet	Square Footage Percent Occupied	Base Rent Per Occupied Square Foot
1. Bi-Lo	$5,398	12.38%	554,073	11.29%	$9.74
2. Food Lion	2,691	6.17%	325,576	6.64%	8.27
3. Piggly Wiggly	1,355	3.11%	136,343	2.78%	9.94
4. Kroger	1,294	2.97%	186,064	3.79%	6.95
5. Winn Dixie	1,236	2.84%	179,175	3.65%	6.90
6. Hobby Lobby	675	1.55%	114,298	2.33%	5.91
7. Harris Teeter	578	1.33%	39,946	0.81%	14.47
8. Lowes Foods	571	1.31%	54,838	1.12%	10.41
9. Family Dollar	546	1.25%	75,291	1.53%	7.25
10. Dollar Tree	470	1.08%	59,533	1.21%	7.89
	$14,814	33.99%	1,725,137	35.15%	$8.59

Leasing Summary as of March 31, 2017 (unaudited)

Total Leasable Area: 4,906,511 square feet
Total Square Footage Occupied: 4,563,267 square feet
Occupancy Rate: 93.0%

Lease Expiration Schedule

Lease Expiration Twelve Month Period Ending March 31,	Number of Expiring Leases	Total Expiring Occupied Square Footage	% of Total Expiring Occupied Square Footage	% of Total Occupied Square Footage Expiring	Expiring Annualized Base Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent Per Occupied Square Foot
Available	—	343,244	7.00%		$—	—	$—
2018	123	483,968	9.86%	10.61%	4,989	11.45%	10.31
2019	132	737,384	15.03%	16.16%	6,879	15.78%	9.33
2020	131	556,523	11.34%	12.20%	5,945	13.64%	10.68
2021	115	921,217	18.78%	20.19%	8,040	18.44%	8.73
2022	73	411,505	8.39%	9.02%	4,071	9.34%	9.89
2023	43	341,676	6.96%	7.49%	2,879	6.60%	8.43
2024	16	238,161	4.85%	5.22%	1,980	4.54%	8.31
2025	23	259,334	5.29%	5.68%	2,796	6.41%	10.78
2026	19	209,974	4.28%	4.60%	2,066	4.74%	9.84
2027+	29	403,525	8.22%	8.83%	3,946	9.06%	9.78
Total	704	4,906,511	100.00%	100.00%	$43,591	100.00%	$9.55

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	13

Leasing Summary as of March 31, 2017 (unaudited) (continued)

Anchor Lease Expiration Schedule

	Anchor (1)
	No Option					Option
Lease Expiration Twelve Month Period Ending March 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	24,945	$—	—	$—	—	—	$—	—	$—
2018	1	20,976	150	3.86%	7.15	5	166,519	1,358	7.94%	8.15
2019	1	83,552	176	4.53%	2.11	10	343,250	3,062	17.90%	8.92
2020	1	32,000	115	2.96%	3.59	5	190,568	1,544	9.03%	8.10
2021	4	113,410	882	22.69%	7.78	11	490,773	3,204	18.73%	6.53
2022	—	—	—	—%	—	6	187,279	1,311	7.66%	7.00
2023	2	75,998	639	16.44%	8.41	5	166,013	1,254	7.33%	7.56
2024	2	46,132	384	9.88%	8.31	5	154,804	1,171	6.85%	7.56
2025	—	—	—	—%	—	5	198,176	1,867	10.91%	9.42
2026	3	74,888	741	19.06%	9.90	2	60,296	404	2.36%	6.70
2027+	2	96,264	801	20.58%	8.32	7	242,847	1,931	11.29%	7.95
Total	16	568,165	$3,888	100.00%	$6.84	61	2,200,525	$17,106	100.00%	$7.77

(1) Anchors defined as leases occupying 20,000 square feet or more.

Non-anchor Lease Expiration Schedule

	Non-anchor
	No Option					Option
Lease Expiration Twelve Month Period Ending March 31,	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot	Number of Expiring Leases	Expiring Occupied Square Footage	Expiring Annualized Based Rent (in 000s)	% of Total Annualized Base Rent	Expiring Base Rent per Square Foot
Available	—	318,299	$—	—	$—	—	—	$—	—	$—
2018	78	156,448	1,658	13.45%	10.60	39	140,025	1,823	17.75%	13.02
2019	77	166,697	2,038	16.53%	12.22	44	143,885	1,603	15.61%	11.14
2020	80	197,954	2,618	21.24%	13.23	45	136,001	1,668	16.24%	12.26
2021	63	168,110	2,217	17.99%	13.19	37	148,924	1,737	16.91%	11.66
2022	33	89,681	1,267	10.28%	14.13	34	134,545	1,493	14.54%	11.10
2023	18	41,796	439	3.56%	10.50	18	57,869	547	5.33%	9.44
2024	2	3,125	47	0.38%	15.18	7	34,100	378	3.68%	11.09
2025	13	38,477	581	4.71%	15.10	5	22,681	348	3.39%	15.36
2026	13	64,173	814	6.60%	12.69	1	10,617	107	1.04%	10.00
2027+	11	43,774	647	5.26%	14.78	9	20,640	567	5.51%	27.50
Total	388	1,288,534	$12,326	100.00%	$9.57	239	849,287	$10,271	100.00%	$12.09

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	14

Leasing Summary as of March 31, 2017 (unaudited) (continued)

New Leases, Leasing Renewals, and Expirations

	Three Months Ended March 31,
	2017	2016
Renewals:
Leases renewed with rate increase (sq feet)	92,223	26,081
Leases renewed with rate decrease (sq feet)	16,804	—
Leases renewed with no rate change (sq feet)	70,094	5,975
Total leases renewed (sq feet)	179,121	32,056

Leases renewed with rate increase (count)	22	7
Leases renewed with rate decrease (count)	3	—
Leases renewed with no rate change (count)	8	3
Total leases renewed (count)	33	10

Option exercised (count)	12	4

Weighted average on rate increases (per sq foot)	$0.70	$1.14
Weighted average on rate decreases (per sq foot)	$(0.60)	$—
Weighted average rate (per sq foot)	$0.30	$0.93
Weighted average change over prior rates	3.50%	7.39%

New Leases:
New leases (sq feet)	54,279	18,937
New leases (count)	18	10
Weighted average rate (per sq foot)	$13.92	$14.03

Gross Leasable Area Expiring during the next 12 months	9.86%	8.57%

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	15

Leasing Summary as of March 31, 2017 (unaudited) (continued)
Capital Expenditures Schedule

Reserves			Three months ended March 31, 2017
			(in 000s)
Quarterly capital expenditure reserve (1)			$245
Amounts included in operating expenditures			(39)
Net Reserves			$206

Actual	Capital Expenditures	Tenant Improvements	Total
	(in 000s)
Three months ended March 31, 2017	$201	$233	$434
Funded by lender reserves	(201)	(135)	(336)
Net Actuals	$—	$98	$98

(1) Capital expenditure reserve estimated at $0.05 per square foot ($0.20 on an annualized basis).

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	16

Definitions
Funds from Operations (FFO): an alternative measure of a REIT's operating performance, specifically as it relates to results of operations and liquidity. FFO is a measurement that is not in accordance with accounting principles generally accepted in the United States (GAAP). Wheeler computes FFO in accordance with standards established by the Board of Governors of NAREIT in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures.
Most industry analysts and equity REITs, including Wheeler, consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions and excluding depreciation, FFO is a helpful tool that can assist in the comparison of the operating performance of a company’s real estate between periods, or as compared to different companies. Management uses FFO as a supplemental measure to conduct and evaluate the business because there are certain limitations associated with using GAAP net income alone as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time, while historically real estate values have risen or fallen with market conditions.
Adjusted FFO (AFFO): Management believes that the computation of FFO in accordance with NAREIT’s definition includes certain items that are not indicative of the operating performance of the Company’s real estate assets. These items include, but are not limited to, non-recurring expenses, legal settlements, acquisition costs and capital raise costs. Management uses AFFO, which is a non-GAAP financial measure, to exclude such items. Management believes that reporting AFFO in addition to FFO is a useful supplemental measure for the investment community to use when evaluating the operating performance of the Company on a comparative basis. The Company also presents Pro Forma AFFO which shows the impact of certain activities assuming they occurred at the beginning of the year.
Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA): another widely-recognized non-GAAP financial measure that the Company believes, when considered with financial statements prepared in accordance with GAAP, is useful to investors and lenders in understanding financial performance and providing a relevant basis for comparison among other companies, including REITs. While EBITDA should not be considered as a substitute for net income attributable to the Company’s common shareholders, net operating income, cash flow from operating activities, or other income or cash flow data prepared in accordance with GAAP, the Company believes that EBITDA may provide additional information with respect to the Company’s performance or ability to meet its future debt service requirements, capital expenditures and working capital requirements. The Company computes EBITDA by excluding interest expense, net loss attributable to noncontrolling interests, and depreciation and amortization, from income from continuing operations. The Company also presents Adjusted EBITDA which excludes affecting the comparability of the periods presented, including but not limited to, costs associated with acquisitions and capital related activities.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	17

Net Operating Income (NOI): The Company believes that NOI is a useful measure of the Company's property operating performance. The Company defines NOI as property revenues (rental and other revenues) less property and related expenses (property operation and maintenance and real estate taxes). Because NOI excludes general and administrative expenses, depreciation and amortization, interest expense, interest income, provision for income taxes, gain or loss on sale or capital expenditures and leasing costs, it provides a performance measure, that when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate properties and the impact to operations from trends in occupancy rates, rental rates and operating costs, providing perspective not immediately apparent from net income. The Company uses NOI to evaluate its operating performance since NOI allows the Company to evaluate the impact of factors, such as occupancy levels, lease structure, lease rates and tenant base, have on the Company's results, margins and returns. NOI should not be viewed as a measure of the Company's overall financial performance since it does not reflect general and administrative expenses, depreciation and amortization, involuntary conversion, interest expense, interest income, provision for income taxes, gain or loss on sale or disposition of assets, and the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company's properties. Other REITs may use different methodologies for calculating NOI, and accordingly, the Company's NOI may not be comparable to that of other REITs.

Wheeler Real Estate Investment Trust | Supplemental Operating and Financial Data	18